AMENDMENT TO
                               GUARANTY AGREEMENT

         THIS AMENDMENT TO SECURITY AGREEMENT, made and entered into this 23rd day of January, 1998, by and between Eckler Industries, Inc., a Florida corporation ("Borrowers"), and Stephens Inc., an Arkansas corporation ("Holder"),

                                   WITNESSETH:

         WHEREAS, borrower and Holder have entered into a Guaranty Agreement dated as of September 30, 1997 (the "Guaranty Agreement");

         WHEREAS, the Holder is funding a loan to the Borrower in the principal amount of $3 million which will be evidenced by a Promissory Note of even date herewith (the "$3,000,000 Note"),

         WHEREAS, the Borrower and the Holder intend for the Note to be guaranteed under the Guaranty Agreement.

         NOW THEREFORE, in consideration of the premises and the agreements set forth herein, the parties hereto agree as follows:

     1. Obligations. Section 2 of the Guaranty Agreement is hereby amended to provide an additional subsection (g), as follows:

                  (g) The term "Note" in the Guaranty Agreement shall include the $3,000,000 Note and the term "Loan" in the Guaranty Agreement shall include the loan evidence by the $3,000,000 Note.

     2. Representations and Warranties. The representations and warranties set forth in the Guaranty Agreement are true and correct as of the date hereof as if made on the date hereof; provided that the Borrower has granted a second lien on the assets of Borrower to the Huntington National Bank ("Huntington") pursuant to that certain Security Agreement dated November 3, 1997, between Borrower and Huntington.

     3. Effective Amendment. Except as amended hereby, the Guaranty Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                            BORROWER:

                                            Eckler Industries, Inc.

                                            By:/s/ James Neal Hutchinson, Jr.
                                            ---------------------------------
                                            Title: Vice President

                                            HOLDER:

                                            Stephens Inc.
                                            By: /s/ Curt Bradbury
                                            ----------------------
                                            Title: Chief Operating Officer